UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21549

First Trust Energy Income and Growth Fund
(Exact name of registrant as specified in charter)

10 Westport Road, Suite C101A

Wilton, CT 06897

(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Energy Income and Growth Fund (FEN)
Semi-Annual Report
For the Six Months Ended
May 31, 2018

First Trust Energy Income and Growth Fund (FEN)
Semi-Annual Report
May 31, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Energy Income and Growth Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Energy Income and Growth Fund (FEN)
Semi-Annual Letter from the Chairman and CEO
May 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Energy Income and Growth Fund which contains detailed information about your investment for the six-month period ended May 31, 2018, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.
As you are no doubt aware, 2017 was a very strong year for both the U.S. and global markets. The three major U.S. indices – the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite – posted their best performance since 2013. And there was more good news for Wall Street as the year ended and analysts collected stock market data:
•	The S&P 500® Index did something it had never previously done, finishing 2017 with 12 months of gains;
•	The Dow Jones Industrial Average achieved a milestone as well, closing above 24,000 for the first time ever on November 30;
•	The Nasdaq Composite set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%); and
•	The MSCI AC World Index (containing constituents from 47 countries) ended 2017 at an all-time high and was up 22% at year-end.
As 2017 ended, President Trump signed the “Tax Cuts and Jobs Act of 2017” tax reform bill. As 2018 began, there was much enthusiasm for this tax reform package and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21%. Early in the year, many investors were also watching the Federal Reserve (the “Fed”) and its signaled intent to continue raising interest rates at a gradual pace. Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates on March 21, 2018. At the Fed’s May 2018 meeting, interest rates were unchanged, but the statement the Fed released points to the possibility of two or more rate hikes in the latter part of 2018.
For the entire first quarter of 2018, increased volatility was the norm. The S&P 500® Index was off to a strong start in January as it returned over 7.5% from January 2 to January 26. February, however, was a different story. Early in the month, the Dow Jones Industrial Average plunged 567 points and sank into “correction” territory (defined as a drop of 10% from the index’s high) and in just two weeks, was down more than 3,200 points. However, as February came to a close, the Dow Jones Industrial Average was back on track and up from the lows experienced earlier in the month. Volatility continued in March and April with the Dow Jones Industrial Average ending April with a small gain, while May ended with a slight decline. Across the globe, the first quarter saw the Emerging Market and Developing Market countries, as well as Europe, continue with the strong performances experienced in 2017.
The market volatility we saw during the first quarter of 2018 has continued into the second quarter, both in the U.S. and abroad. Both the U.S and international markets have been affected by talk of a so-called “trade war” and tariffs on imports from China (and other countries), as well as geopolitical concerns around a possible war with Syria, continued concerns regarding North Korea and the potential effects of the political goals of Italy’s new prime minister. This market volatility is why we believe that one should invest for the long term and be prepared for market movements, which can happen at any time. This can be accomplished by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.
At First Trust, we continue to be optimistic about the U.S. economy and we thank you for giving us the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Energy Income and Growth Fund (FEN)
“AT A GLANCE”
As of May 31, 2018 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FEN
Common Share Price	$22.76
Common Share Net Asset Value (“NAV”)	$22.52
Premium (Discount) to NAV	1.07%
Net Assets Applicable to Common Shares	$450,029,411
Current Quarterly Distribution per Common Share(1)	$0.5800
Current Annualized Distribution per Common Share	$2.3200
Current Distribution Rate on Common Share Price(2)	10.19%
Current Distribution Rate on NAV(2)	10.30%

Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Return
	6 Months Ended 5/31/18	1 Year Ended 5/31/18	5 Years Ended 5/31/18	10 Years Ended 5/31/18	Inception (6/24/04) to 5/31/18
Fund Performance(3)
NAV	4.03%	0.75%	0.88%	6.87%	8.79%
Market Value	7.41%	-3.17%	0.46%	7.65%	8.52%
Index Performance
S&P 500® Index	3.16%	14.38%	12.97%	9.13%	8.62%
Bloomberg Barclays U.S. Credit Index of Corporate Bonds	-1.76%	0.08%	2.87%	5.14%	4.91%
Alerian MLP Total Return Index	5.71%	-3.71%	-3.20%	6.09%	9.15%
Wells Fargo Midstream MLP Total Return Index	7.63%	-2.26%	-0.15%	8.44%	10.80%

Industry Classification	% of Total Investments
Petroleum Product Transmission	31.0%
Natural Gas Transmission	26.8
Electric Power & Transmission	17.0
Crude Oil Transmission	13.0
Propane	4.8
Natural Gas Gathering & Processing	3.7
Coal	2.7
Other	1.0
Total	100.0%

Top Ten Holdings	% of Total Investments
Enterprise Products Partners, L.P.	13.6%
Magellan Midstream Partners, L.P.	8.6
Enbridge Energy Partners, L.P.	5.5
Kinder Morgan, Inc.	4.6
Holly Energy Partners, L.P.	4.2
Williams (The) Cos., Inc.	4.2
TransCanada Corp.	4.0
AmeriGas Partners, L.P.	3.8
Exelon Corp.	3.7
ONEOK, Inc.	3.5
Total	55.7%
(1)	Most recent distribution paid or declared through 5/31/2018. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2018. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
First Trust Energy Income and Growth Fund (FEN)
Semi-Annual Report
May 31, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Energy Income and Growth Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Energy Income Partners, LLC
Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”), located in Westport, CT, serves as the investment sub-advisor to the Fund. EIP was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships (“MLPs”) and other high-payout securities such as pipeline companies, power utilities, YieldCos, and energy infrastructure real estate investment trusts (“REITs”). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $6.1 billion of assets as of May 31, 2018. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, an actively managed exchange-traded fund (“ETF”), a sleeve of an actively managed ETF, a sleeve of a series of a variable insurance trust, and an open-end UCITS fund incorporated in Ireland. EIP is a registered investment advisor with the Securities and Exchange Commission.
Portfolio Management Team
James J. Murchie – Co-Portfolio Manager, Founder and CEO of Energy Income Partners, LLC
Eva Pao – Co-Portfolio Manager and Principal of Energy Income Partners, LLC
John Tysseland – Co-Portfolio Manager and Principal of Energy Income Partners, LLC
Commentary
First Trust Energy Income and Growth Fund
The Fund’s investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objective by investing in cash-generating securities of energy companies, with a focus on investing in publicly-traded MLPs, related public entities in the energy sector and other public companies, which EIP believes offer opportunities for income and growth. Under normal market conditions, the Fund will invest at least 85% of its managed assets in securities of energy companies, energy sector MLPs and MLP-related entities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
Market Recap
As measured by the Alerian MLP Total Return Index (“AMZX”) and the Wells Fargo Midstream MLP Total Return Index (“WCHWMIDT”) (collectively the “MLP benchmarks”), the total return for AMZX and WCHWMIDT for the six months ended May 31, 2018 was 5.71% and 7.63%, respectively. For AMZX, these returns reflect a positive 4.06% from distribution payments, while the remaining returns are due to share price appreciation. For WCHWMIDT, these returns reflect a positive 4.10% from distribution payments, while the remaining returns are due to share price appreciation. These return figures are according to data collected from several sources, including the MLP benchmarks and Bloomberg. While in the short term, market share price appreciation can be volatile, EIP believes that over the long term, such share price appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Growth in per share MLP distributions has averaged about 0.3% annually over the last 10 years1. The cash distributions of MLPs, as represented by the AMZX, decreased by about 1.6% over the last 12 months1.
Performance Analysis
On a net asset value (“NAV”) basis, the Fund provided a total return2 of 4.03%, including the reinvestment of dividends, for the six months ended May 31, 2018. This compares, according to collected data, to a total return of 3.16% for the S&P 500® Index, -1.76% for the Bloomberg Barclays U.S. Credit Index of Corporate Bonds, 5.71% for AMZX, and 7.63% for WCHWMIDT. Unlike the Fund,
[1]	Source: Alerian Capital Management, Bloomberg, EIP calculations.
[2]	Total return is based on the combination of reinvested dividends, capital gains and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Energy Income and Growth Fund (FEN)
Semi-Annual Report
May 31, 2018 (Unaudited)
the indices do not incur fees and expenses. On a market value basis, the Fund had a total return, including the reinvestment of dividends, of 7.41% for the six months ended May 31, 2018. At the end of the period, the Fund was priced at $22.76 per share while the NAV per share was $22.52, a premium of 1.07%. On November 30, 2017, the Fund was priced at $22.24 per share, while the NAV per share was $22.72, a discount of -2.11%.
The Fund maintained its regular quarterly Common Share dividend of $0.58 for the six months ended May 31, 2018.
For the six months ended May 31, 2018, the Fund’s NAV underperformed the MLP benchmarks’ average return of 6.67% by 264 basis points (“bps”). We believe the MLP structure and a high payout ratio are only suitable for a narrow set of long-lived assets that have stable non-cyclical cash flows, such as regulated pipelines or other infrastructure assets that are legal or natural monopolies. As a result, holdings of the Fund are much more weighted toward regulated entities compared to the MLP benchmarks. While we believe this approach leads to a portfolio of companies at the blue-chip end of the spectrum with less volatility and higher growth long-term, regulated pipelines owned by MLPs underperformed during the period following a revised policy statement by the Federal Energy Regulatory Commission (FERC) on March 15, 2018. The FERC’s revised policy statement puts regulated assets at a relative disadvantage if held in the MLP structure because it no longer allows MLPs to include a provision for income tax expense when calculating pipeline tariffs based on cost-of-service rates. The ruling reverses nearly 20 years of FERC policy and judicial deference that ultimately treated taxes paid by MLP unitholders on MLP income as a cost that should be recovered in tariffs, just as a taxable corporation can recover its tax expense. We believe it is unlikely that this policy statement will be overturned, and further believe that it adds to the growing list of factors that will drive many midstream MLPs to convert to taxable C-Corporations (“C-Corp”). This is a trend that is already underway as a number of C-Corp parents have acquired their subsidiary MLPs, while other MLPs have recently chosen to simply convert to a taxable corporation on their own.
Two important factors affecting the return of the Fund, relative to the MLP benchmarks, are the Fund’s accrual for taxes and use of financial leverage through a line of credit. The Fund established a committed facility agreement with BNP Paribas Prime Brokerage Inc. with a current maximum commitment amount of $225,000,000. The Fund uses leverage because its portfolio managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and, therefore, the share price. For example, if the price of securities held by the Fund decline, the effect of changes in common share NAV and common share total return loss would be magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the MLP benchmarks are not leveraged, nor are their returns net of an accrual for taxes. Leverage had a negative impact on the performance of the Fund over the reporting period. The accrual for taxes had a positive impact on the performance of the Fund over the reporting period. In addition, as a result of the “Tax Cuts and Jobs Act of 2017”, which lowered federal corporate tax rates from 35% to 21%, an adjustment was made to the accrual for taxes in December 2017 which resulted in a positive increase on performance.
Market and Fund Outlook
Many of the assets held by MLPs were originally constructed decades ago by pipeline and power utilities. When the U.S. deregulated much of the energy industry, these utilities became cyclical commodity companies with too much debt and the resulting financial stress caused divestment of their pipeline assets to the MLP space that was trading at higher valuations. We believe the reverse trend is happening today. Corporate consolidations and simplifications are part of that trend. Corporate simplifications involving pipeline companies and their associated MLPs began late in 2014 and have continued in 2018. These simplifications involve the acquisition of the subsidiary MLP by the C-Corp parent as well as MLPs choosing to become taxable corporations. In our opinion, we believe this trend will likely continue following the revised policy statement by the FERC on March 15, 2018 that puts regulated assets at a relative disadvantage if held in the MLP structure.
While MLPs represented a way for the industry to lower its cost of financing between 2004 through 2014, the severe correction in the price of crude oil in 2014 caused a collapse in MLP valuations as much of the AMZX had become exposed to commodity prices between 2004 and 2014. MLP distribution cuts and even some bankruptcies followed. From the fourth quarter of 2014 to the first quarter of 2018, about 42% of the MLPs in the AMZX have cut or eliminated their dividends.3 Now, MLPs in the AMZX trade at valuations 40%-50% lower than at the peak in 2014, while the valuation multiples of non-MLP energy infrastructure companies like utilities have risen.4 MLPs are now in many cases a higher-cost way of financing these industries; the reverse of the conditions that led to the growth of the asset class in the early part of the last decade. As a result, we are now witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated when it no longer reduces a company’s cost of equity financing.
[3]	Source: Bloomberg L.P. and FactSet Research Systems Inc.
[4]	Source: Alerian Capital Management, Bloomberg

Portfolio Commentary (Continued)
First Trust Energy Income and Growth Fund (FEN)
Semi-Annual Report
May 31, 2018 (Unaudited)
While some stand-alone pipeline companies are now seeking a lower cost of financing outside of the MLP structure, some cyclical companies continue to use the MLP structure to finance non-cyclical assets through sponsored entities. In most cases, these sponsored entities formed as MLPs still trade at higher multiples compared to companies in cyclical industries such as refining, oil and gas production, and petrochemicals. Therefore, some of these cyclical energy companies still have an opportunity to lower their financing costs by divesting stable assets, such as pipelines and related storage facilities, to an MLP subsidiary as a method to reduce the overall company’s cost of equity financing. The number and size of these sponsored entities continued to grow with initial public offerings in 2017, while the number of stand-alone MLPs declined. Whether from the perspective of a diversified energy company seeking to lower its overall financing costs or the energy industry in its entirety, we believe it is fair to say that generally MLPs are created when they lower the cost of equity financing and eliminated when they don’t.
Historically, the pipeline utility industry has moved in very long cycles and the cycle that saw most of US pipeline assets move to the MLP space due to the MLP being a superior financing tool is reversing. In our view, the investment merits of owning these assets (stable, slow-growing earnings with a high dividend payout ratio) have not changed. The Fund continues to seek to invest primarily in energy infrastructure companies, including MLPs, with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Non-cyclical cash flows are, in our opinion, a good fit with a steady anticipated dividend distribution that is meant to be most or all of an energy infrastructure company’s free cash flow.

First Trust Energy Income and Growth Fund (FEN)
Portfolio of Investments
May 31, 2018 (Unaudited)
Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS – 89.3%
	Chemicals – 0.3%
49,000	Westlake Chemical Partners, L.P. (a)	$1,139,250
	Gas Utilities – 5.7%
577,181	AmeriGas Partners, L.P. (a)	23,877,978
75,000	Suburban Propane Partners, L.P.	1,755,750
		25,633,728
	Independent Power and Renewable Electricity Producers – 4.1%
409,311	NextEra Energy Partners, L.P. (a) (b)	18,402,622
	Oil, Gas & Consumable Fuels – 79.2%
198,401	Alliance Holdings GP, L.P. (a)	5,628,636
592,244	Alliance Resource Partners, L.P. (a)	11,400,697
184,074	BP Midstream Partners, L.P. (a)	3,933,661
132,000	Buckeye Partners, L.P. (a)	4,758,600
62,100	Dominion Energy Midstream Partners, L.P. (a)	794,880
3,495,261	Enbridge Energy Partners, L.P. (a)	34,428,321
400,000	Energy Transfer Equity, L.P.	6,912,000
335,000	Energy Transfer Partners, L.P.	6,361,650
2,971,006	Enterprise Products Partners, L.P. (a)	85,862,073
386,900	EQT Midstream Partners, L.P. (a)	21,600,627
899,447	Holly Energy Partners, L.P. (a)	26,425,753
775,254	Magellan Midstream Partners, L.P. (a)	54,190,255
100,000	MPLX, L.P.	3,591,000
153,000	Phillips 66 Partners, L.P. (a)	8,001,900
535,000	Plains All American Pipeline, L.P.	12,572,500
129,700	Shell Midstream Partners, L.P. (a)	2,903,983
704,151	Spectra Energy Partners, L.P. (a)	21,223,111
812,806	TC PipeLines, L.P. (a)	19,767,442
89,126	TransMontaigne Partners, L.P. (a)	3,450,959
42,000	Valero Energy Partners, L.P.	1,721,580
50,000	Western Gas Equity Partners, L.P.	1,835,000
37,500	Western Gas Partners, L.P.	1,937,625
435,010	Williams Partners, L.P. (a)	17,313,398
		356,615,651
	Total Master Limited Partnerships	401,791,251
	(Cost $257,738,223)
COMMON STOCKS – 49.8%
	Electric Utilities – 13.0%
58,000	American Electric Power Co., Inc. (c)	3,941,100
61,900	Duke Energy Corp. (a)	4,776,204
106,100	Emera, Inc. (CAD) (a)	3,314,091
31,000	Eversource Energy (c)	1,769,480
565,400	Exelon Corp. (c)	23,401,906
25,000	Hydro One Ltd. (CAD) (a) (d)	375,212
43,800	NextEra Energy, Inc.	7,262,478
225,900	PPL Corp. (c)	6,171,588
118,000	Southern (The) Co. (c)	5,298,200
44,600	Xcel Energy, Inc. (c)	2,030,192
		58,340,451
	Gas Utilities – 1.2%
9,300	Atmos Energy Corp. (a)	829,653
3,699	Chesapeake Utilities Corp. (a)	295,365

See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Portfolio of Investments (Continued)
May 31, 2018 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Gas Utilities (Continued)
85,500	UGI Corp.	$4,315,185
		5,440,203
	Multi-Utilities – 7.8%
90,300	CMS Energy Corp. (a)	4,165,539
175,300	National Grid PLC, ADR (c)	9,783,493
218,999	Public Service Enterprise Group, Inc. (c)	11,602,567
60,000	Sempra Energy (c)	6,391,800
50,000	WEC Energy Group, Inc.	3,157,500
		35,100,899
	Oil, Gas & Consumable Fuels – 27.8%
388,700	Enbridge Income Fund Holdings, Inc. (CAD) (a)	8,504,874
50,600	Enbridge, Inc. (c)	1,572,142
333,000	Inter Pipeline, Ltd. (CAD) (a)	6,289,658
128,060	Keyera Corp. (CAD) (a)	3,590,144
1,725,855	Kinder Morgan, Inc. (c)	28,787,261
319,784	ONEOK, Inc. (a) (c)	21,796,477
67,700	Targa Resources Corp.	3,292,251
598,571	TransCanada Corp. (c)	25,038,225
978,073	Williams (The) Cos., Inc. (c)	26,271,041
		125,142,073
	Total Common Stocks	224,023,626
	(Cost $204,189,275)
REAL ESTATE INVESTMENT TRUSTS – 0.7%
	Equity Real Estate Investment Trusts – 0.7%
43,136	CorEnergy Infrastructure Trust, Inc. (a)	1,561,092
81,300	InfraREIT, Inc. (a)	1,736,568
	Total Real Estate Investment Trusts	3,297,660
	(Cost $3,019,724)
	Total Investments – 139.8%	629,112,537
	(Cost $464,947,222) (e)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.3)%
500	American Electric Power Co., Inc. (f)	$3,397,500	$72.50	Jun 2018	(2,000)
500	Enbridge, Inc.	1,553,500	32.50	Jul 2018	(23,500)
310	Eversource Energy	1,769,480	65.00	Oct 2018	(4,650)
800	Exelon Corp.	3,311,200	42.00	Jul 2018	(53,600)
4,000	Exelon Corp.	16,556,000	43.00	Jul 2018	(132,000)
9,053	Kinder Morgan, Inc.	15,100,404	17.00	Aug 2018	(488,862)
2,000	Kinder Morgan, Inc.	3,336,000	19.00	Sep 2018	(28,000)
1,217	National Grid PLC	6,792,077	60.00	Jun 2018	(6,085)
2,600	ONEOK, Inc.	17,721,600	70.00	Jul 2018	(312,000)
2,259	PPL Corp.	6,171,588	28.00	Jul 2018	(56,475)
2,189	Public Service Enterprise Group, Inc.	11,597,322	55.00	Sep 2018	(170,742)
600	Sempra Energy	6,391,800	115.00	Jul 2018	(18,000)
80	Southern (The) Co.	359,200	48.00	Jun 2018	(320)
1,400	TransCanada Corp. (f)	5,856,200	50.00	Aug 2018	(7,000)
7,780	Williams (The) Cos., Inc.	20,897,080	28.00	Jun 2018	(62,240)
2,000	Williams (The) Cos., Inc.	5,372,000	28.00	Aug 2018	(120,000)
See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Portfolio of Investments (Continued)
May 31, 2018 (Unaudited)
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
446	Xcel Energy, Inc.	$2,030,192	$47.50	Jun 2018	$(1,897)
	Total Call Options Written				(1,487,371)
	(Premiums received $1,424,484)

Outstanding Loan – (34.1)%	(153,500,000)
Net Other Assets and Liabilities – (5.4)%	(24,095,755)
Net Assets – 100.0%	$450,029,411

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	NextEra Energy Partners, L.P. is taxed as a “C” corporation for federal income tax purposes.
(c)	All or a portion of these securities’ positions represent covers for outstanding options written.
(d)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Aggregate cost for federal income tax purposes was $364,581,008. As of May 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $272,499,346 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $9,455,188. The net unrealized appreciation was $263,044,158. The amounts presented are inclusive of derivative contracts.
(f)	This investment is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At May 31, 2018, investments noted as such are valued at $(9,000) or (0.0)% of net assets.

ADR	American Depositary Receipt
CAD	Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 5/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Master Limited Partnerships*	$ 401,791,251	$ 401,791,251	$ —	$ —
Common Stocks*	224,023,626	224,023,626	—	—
Real Estate Investment Trusts*	3,297,660	3,297,660	—	—
Total Investments	$ 629,112,537	$ 629,112,537	$—	$—
LIABILITIES TABLE
	Total Value at 5/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (1,487,371)	$ (1,453,824)	$ (33,547)	$ —

*	See Portfolio of Investments for industry breakout.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at May 31, 2018.

See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statement of Assets and Liabilities
May 31, 2018 (Unaudited)
ASSETS:
Investments, at value (Cost $464,947,222)	$ 629,112,537
Cash	24,745,823
Receivables:
Income taxes	17,441,946
Investment securities sold	2,338,971
Dividends	954,920
Prepaid expenses	52,922
Total Assets	674,647,119
LIABILITIES:
Outstanding loan	153,500,000
Deferred income taxes	60,197,255
Options written, at value (Premiums received $1,424,484)	1,487,371
Payables:
Investment securities purchased	8,148,131
Interest and fees on loan	528,076
Investment advisory fees	505,165
Audit and tax fees	91,710
Offering costs	83,422
Administrative fees	27,486
Printing fees	19,934
Custodian fees	16,443
Legal fees	5,428
Transfer agent fees	3,124
Trustees’ fees and expenses	2,951
Financial reporting fees	771
Other liabilities	441
Total Liabilities	224,617,708
NET ASSETS	$450,029,411
NET ASSETS consist of:
Paid-in capital	$ 389,057,236
Par value	199,844
Accumulated net investment income (loss), net of income taxes	48,911,131
Accumulated net realized gain (loss) on investments, written options and foreign currency transactions, net of income taxes	(89,527,983)
Net unrealized appreciation (depreciation) on investments, written options and foreign currency translation, net of income taxes	101,389,183
NET ASSETS	$450,029,411
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$22.52
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	19,984,376
See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statement of Operations
For the Six Months Ended May 31, 2018 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $275,445)		$ 5,481,372
Interest		12,144
Total investment income		5,493,516
EXPENSES:
Investment advisory fees		3,114,350
Interest and fees on loan		2,800,686
At the market offering costs		197,105
Administrative fees		148,678
Printing fees		54,889
Audit and tax fees		49,655
Custodian fees		41,556
Transfer agent fees		16,576
Legal fees		10,667
Trustees’ fees and expenses		8,470
Financial reporting fees		4,625
Other		25,752
Total expenses		6,473,009
NET INVESTMENT INCOME (LOSS) BEFORE TAXES		(979,493)
Current state income tax benefit (expense)	(21,283)
Current federal income tax benefit (expense)	(411,648)
Deferred federal income tax benefit (expense)	65,191,756
Deferred state income tax benefit (expense)	(930,162)
Total income tax benefit (expense)		63,828,663
NET INVESTMENT INCOME (LOSS)		62,849,170
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
Investments		15,361,694
Written options		1,384,315
Foreign currency transactions		(35,125)
Net realized gain (loss) before taxes		16,710,884
Deferred federal income tax benefit (expense)	(28,546,445)
Deferred state income tax benefit (expense)	(416,736)
Total income tax benefit (expense)		(28,963,181)
Net realized gain (loss) on investments, written options and foreign currency transactions		(12,252,297)
Net change in unrealized appreciation (depreciation) before taxes on:
Investments		(42,095,862)
Written options		(436,369)
Foreign currency translation		(1,176)
Net change in unrealized appreciation (depreciation) before taxes		(42,533,407)
Deferred federal income tax benefit (expense)	9,845,806
Deferred state income tax benefit (expense)	1,073,374
Total income tax benefit (expense)		10,919,180
Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency translation		(31,614,227)
NET REALIZED AND UNREALIZED GAIN (LOSS)		(43,866,524)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$ 18,982,646

See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statements of Changes in Net Assets
	Six Months Ended 5/31/2018 (Unaudited)	Year Ended 11/30/2017
OPERATIONS:
Net investment income (loss)	$ 62,849,170	$ 2,529,323
Net realized gain (loss)	(12,252,297)	27,373,201
Net increase from payment by the sub-advisor	—	23,113
Net change in unrealized appreciation (depreciation)	(31,614,227)	(34,889,511)
Net increase (decrease) in net assets resulting from operations	18,982,646	(4,963,874)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain	(22,776,999)	(45,322,502)
Return of capital (See Note 2E)	(206,996)	—
Total distributions to shareholders	(22,983,995)	(45,322,502)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through at the market offerings	4,111,227	9,197,404
Proceeds from Common Shares reinvested	534,902	730,764
Net increase (decrease) in net assets resulting from capital transactions	4,646,129	9,928,168
Total increase (decrease) in net assets	644,780	(40,358,208)
NET ASSETS:
Beginning of period	449,384,631	489,742,839
End of period	$ 450,029,411	$ 449,384,631
Accumulated net investment income (loss), net of income taxes at end of period	$48,911,131	$(13,938,039)
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	19,778,270	19,379,021
Common Shares sold through at the market offerings	183,236	370,671
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	22,870	28,578
Common Shares at end of period	19,984,376	19,778,270
See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statement of Cash Flows
For the Six Months Ended May 31, 2018 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$18,982,646
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(101,803,792)
Sales of investments	124,617,222
Proceeds from written options	3,502,064
Amount paid to close written options	(1,978,005)
Return of capital received from investment in MLPs	15,739,770
Net realized gain/loss on investments and written options	(16,746,009)
Net change in unrealized appreciation/depreciation on investments and written options	42,532,231
Decrease in deferred income tax payable	(46,217,595)
Changes in assets and liabilities:
Increase in income tax receivable	(4,637,738)
Increase in dividends receivable	(273,561)
Decrease in prepaid expenses	55,392
Increase in interest and fees payable on loan	36,433
Decrease in income tax payable	(2,464,690)
Increase in investment advisory fees payable	4,191
Decrease in audit and tax fees payable	(8,468)
Increase in legal fees payable	828
Decrease in printing fees payable	(17,318)
Increase in administrative fees payable	1,444
Increase in custodian fees payable	2,181
Decrease in transfer agent fees payable	(2,113)
Increase in Trustees’ fees and expenses payable	117
Increase in offering costs payable	83,422
Increase in other liabilities payable	283
Cash provided by operating activities		$31,408,935
Cash flows from financing activities:
Proceeds from Common Shares sold	4,111,227
Proceeds from Common Shares reinvested	534,902
Distributions to Common Shareholders from net realized gain	(22,776,999)
Distributions to Common Shareholders from return of capital	(206,996)
Repayment of borrowing	(37,500,000)
Proceeds from borrowing	35,500,000
Cash used in financing activities		(20,337,866)
Increase in cash (a)		11,071,069
Cash at beginning of period		13,674,754
Cash at end of period		$24,745,823
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$2,764,253
Cash paid during the period for taxes		$7,535,366

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(1,176).

See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 5/31/2018 (Unaudited)	Year Ended November 30,
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$ 22.72	$ 25.27	$ 25.41	$ 38.08	$ 32.93	$ 29.12
Income from investment operations:
Net investment income (loss) (a)	3.17	0.13	0.04	0.18	(0.03)	(0.14)
Net realized and unrealized gain (loss)	(2.21)	(0.37) (b)	2.14 (b)	(10.59)	7.33	6.01
Total from investment operations	0.96	(0.24)	2.18	(10.41)	7.30	5.87
Distributions paid to shareholders from:
Net realized gain	(1.15)	(2.32)	(0.25)	(2.26)	(2.15)	(1.60)
Return of capital	(0.01)	—	(2.07)	—	—	(0.47)
Total distributions paid to Common Shareholders	(1.16)	(2.32)	(2.32)	(2.26)	(2.15)	(2.07)
Premiums from shares sold in at the market offering	0.00 (c)	0.01	—	—	—	0.01
Net asset value, end of period	$22.52	$22.72	$25.27	$25.41	$38.08	$32.93
Market value, end of period	$22.76	$22.24	$26.30	$23.12	$35.47	$32.38
Total return based on net asset value (d)	4.03%	(1.42)% (b)	9.61% (b)	(28.30)%	23.06%	20.41%
Total return based on market value (d)	7.41%	(7.28)%	25.39%	(29.96)%	16.57%	12.34%
Net assets, end of period (in 000’s)	$ 450,029	$ 449,385	$ 489,743	$ 491,820	$ 737,135	$ 637,311
Portfolio turnover rate	16%	40%	54%	28%	21%	25%
Ratios of expenses to average net assets:
Including current and deferred income taxes (e)	(17.01)% (f)	2.07%	7.65%	(15.26)%	13.34%	11.34%
Excluding current and deferred income taxes	2.80% (f)	2.68%	2.60%	2.21%	2.04%	1.85%
Excluding current and deferred income taxes and interest expense	1.59% (f)	1.52%	1.51%	1.47%	1.37%	1.41%
Ratios of net investment income (loss) to average net assets:
Net investment income (loss) ratio before tax expenses	(0.42)% (f)	(0.09)%	(0.77)%	0.72%	(0.15)%	(0.64)%
Net investment income (loss) ratio including tax expenses (e)	19.39% (f)	0.52%	(5.82)%	18.18%	(11.46)%	(10.12)%
Indebtedness:
Total loan outstanding (in 000’s)	$ 153,500	$ 155,500	$ 174,500	$ 183,000	$ 248,000	$ 205,400
Asset coverage per $1,000 of indebtedness (g)	$ 3,932	$ 3,890	$ 3,807	$ 3,688	$ 3,972	$ 4,103

(a)	Based on average shares outstanding.
(b)	During the years ended November 30, 2017 and 2016, the sub-advisor reimbursed the Fund $39,539 and $55,570, respectively, in connection with trade errors which each represent less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(c)	Amount is less than $0.01.
(d)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(e)	Includes current and deferred income taxes associated with each component of the Statement of Operations.
(f)	Annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Energy Income and Growth Fund (FEN)
May 31, 2018 (Unaudited)
1. Organization
First Trust Energy Income and Growth Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FEN on the NYSE MKT.
The Fund’s investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships (“MLPs”), related public entities in the energy sector and other energy companies, which Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) believes offer opportunities for income and growth. Under normal market conditions, the Fund will invest at least 85% of its managed assets in securities of energy companies, energy sector MLPs and MLP-related entities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts, MLPs, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2018 (Unaudited)
the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2018, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options (“options”) on all or a portion of the MLPs and common stocks held in the Fund’s portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of MLPs and common stocks the Fund holds in its portfolio. The Fund will not write (sell)

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2018 (Unaudited)
“naked” or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) before taxes on written options” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) before taxes on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2018 (Unaudited)
trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) before taxes on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations.
E. Distributions to Shareholders
The Fund intends to make quarterly distributions to Common Shareholders. The Fund’s distributions generally will consist of cash and paid-in kind distributions from MLPs or their affiliates, dividends from common stocks, and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.
Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder’s basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in the Common Shares will generally be taxed as a capital gain.
Distributions of $22,776,999 paid during the six months ended May 31, 2018, are anticipated to be characterized as taxable dividends for federal income tax purposes. The amounts may be eligible to be taxed as qualified dividend income at the reduced capital gains tax rates, subject to shareholder holding period requirements. The remaining $206,996 in distributions paid during the six months ended May 31, 2018, is expected to be return of capital. However, the ultimate determination of the character of the distributions will be made after the 2018 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
F. Income Taxes
The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The “Tax Cuts and Jobs Act of 2017” (the “Act”) reduced the maximum graduated income tax rate for corporations from 35% to a flat 21% for tax years that begin after December 31, 2017. As a fiscal year-end filer, the Fund’s current blended U.S. federal income tax rate is 22.2%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. For tax years that begin after December 31, 2017, the corporate alternative minimum tax is repealed. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.
The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.
To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund’s adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund’s adjusted tax basis, the Fund will recognize a taxable capital gain. For the six months ended May 31, 2018, distributions of $15,164,707 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.
The Fund’s provision for income taxes consists of the following:
Current federal income tax benefit (expense)	$ (411,648)
Current state income tax benefit (expense)	(21,283)
Current foreign income tax benefit (expense)	—
Deferred federal income tax benefit (expense)	46,491,117
Deferred state income tax benefit (expense)	(273,524)
Total income tax benefit (expense)	$ 45,784,662

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2018 (Unaudited)
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The Fund’s 2018 income tax provision includes a full valuation allowance against the deferred tax assets associated with the state net operating loss. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2018 are as follows:
Deferred tax assets:
Federal net operating loss	$—
State net operating loss	2,874,488
State income taxes	1,376,489
Capital loss carryforward	—
Other	184,559
Total deferred tax assets	4,435,536
Less: valuation allowance	(2,874,488)
Net deferred tax assets	$1,561,048
Deferred tax liabilities:
Unrealized gains on investment securities	$(61,758,303)
Total deferred tax liabilities	(61,758,303)
Total net deferred tax liabilities	$(60,197,255)
Total income taxes differ from the amount computed by applying the blended federal income tax rate of 22.2% to net investment income and realized and unrealized gains on investments.
Application of statutory income tax rate	$ (5,947,110)
State income taxes, net	(466,045)
Change in valuation allowance	706,064
Impact of remeasuring deferred taxes for U.S. tax reform	(40,124,422)
Current year change in tax rate	349,632
Other	(302,781)
Total	$ (45,784,662)
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of May 31, 2018, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
G. Expenses
The Fund will pay all expenses directly related to its operations.
H. New and Amended Financial Reporting Rules and Forms
On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for derivative instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2018 (Unaudited)
these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
EIP serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
During the year ended November 30, 2017, the Fund received a payment from the Sub-Advisor of $39,539 in connection with a trade error.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2018, were $109,413,868 and $126,080,663, respectively.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at May 31, 2018, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	Options contracts, at value	$ —	Options written, at value	$ 1,487,371
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended May 31, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) before taxes on written options	$1,384,315
Net change in unrealized appreciation (depreciation) before taxes on written options	(436,369)
During the six months ended May 31, 2018, the premiums for written options opened were $3,502,064, and the premiums for written options closed, exercised and expired were $3,770,324.

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2018 (Unaudited)
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
6. Borrowings
The Fund entered into a committed facility agreement (the “Committed Facility Agreement”) with BNP Paribas Prime Brokerage Inc. (“BNP”). Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the Committed Facility Agreement except upon 179 calendar days’ prior notice. The maximum commitment amount is $225,000,000, which comprises of a floating rate financing amount and a fixed rate financing amount. The commitment fee of 0.80% of the undrawn amount is waived on any day on which the drawn amount is 80% or more of the maximum commitment amount. The borrowing rate on the floating rate financing amount is equal to the 1-month LIBOR plus 85 basis points and the borrowing rate on the fixed rate financing amount of $102,700,000 is 3.53%. The fixed rate financing amount is for a ten-year period ending in 2023.
The average amount outstanding for the six months ended May 31, 2018, was $161,368,132, with a weighted average interest rate of 3.17%. As of May 31, 2018, the Fund had outstanding borrowings of $153,500,000, which approximates fair value, under the Committed Facility Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. On the floating rate financing amount, the high and low annual interest rates for the six months ended May 31, 2018, were 2.83% and 2.23%, respectively. The weighted average interest rate at May 31, 2018, was 3.30%.
7. Common Share Offerings
On June 19, 2017, the Fund and the Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC (“JonesTrading”) whereby the Fund may offer and sell up to 2,800,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund’s Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objective and policies. Transactions for the six months ended May 31, 2018, and the year ended November 30, 2017, related to offerings under such sales agreements are as follows:
	Common Shares Sold	Net Proceeds Received	Net Asset Value of Shares Sold	Net Proceeds Received in Excess of Net Asset Value
Six months ended 5/31/18	183,236	$4,111,227	$4,039,839	$71,388
Year ended 11/30/17	370,671	9,197,404	9,045,614	151,790
Additionally, estimated offering costs of $180,000 and $132,500 related to this offering were recorded during the year ended November 30, 2017 and the six months ended May 31, 2018, as a prepaid asset and are being amortized to expense by the Fund on a straight line basis over a one year period or until the Fund sells 2,800,000 Common Shares related to this offering.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Industry Concentration Risk
Under normal market conditions, the Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2018 (Unaudited)
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Energy Income and Growth Fund (FEN)
May 31, 2018 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com;

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2018 (Unaudited)
(3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 23, 2018. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Energy Income and Growth Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2021. The number of votes cast in favor of Mr. Erickson was 17,383,664, the number of votes against was 370,995 and the number of broker non-votes was 2,032,047. The number of votes cast in favor of Mr. Kadlec was 17,370,304, the number of votes against was 384,355 and the number of broker non-votes was 2,032,047. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Covered Call Options Risk. As the writer (seller) of a call option, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call option but retains the risk of loss should the price of the underlying security decline. The value of call options written by the Fund, which are priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security, and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.
Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Interest Rate Swaps Risk. To the extent that the Fund invests in swaps, if short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2018 (Unaudited)
common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Liquidity Risk. Certain securities in which the Fund may invest may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. The Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
MLP and Investment Concentration Risks. The Fund’s investments are concentrated in the group of industries that are part of the energy sector, with a particular focus on energy sector MLPs, energy sector MLP-related entities and other energy companies. The Fund’s concentration in the group of industries that are part of the energy sector may present more risk than if the Fund were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the group of industries that are part of the energy sector. Certain risks inherent in investing in the business of the types of securities that the Fund may invest include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on MLP customers and suppliers risk, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk, including risks associated with the prices and methodology of determining prices that Energy Companies may charge for their products and services, interest rate risk, risk of lack of acquisition or reinvestment opportunities for MLPs, risk of lacking of funding for MLPs, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, and technology risk.
Other factors which may reduce the amount of cash an MLP, MLP-related entity and other energy sector company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Non-Diversification. The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986. Accordingly, the diversification-specific regulatory requirements under the 1940 Act and the Internal Revenue Code of 1986 regarding the minimum number or size of portfolio securities do not apply to the Fund.
Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
Potential Conflicts of Interest Risk. First Trust, EIP and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and EIP currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to EIP) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and EIP have a financial incentive to leverage the Fund.
Recent Market and Economic Developments. The number of energy-related MLPs has declined since 2014. The industry is witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated because it no longer reduces a company’s cost of equity financing. As a result of the foregoing, the Fund may increase its non-MLP investments consistent with its investment objective and policies.

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
May 31, 2018 (Unaudited)
On March 15, 2018, the Federal Energy Regulatory Commission (“FERC”) changed its long-standing tax allowance policy which no longer permits MLPs to include in their cost of service an income tax allowance. This has had a negative impact on the performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP’s business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.
Restricted Securities Risk. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.
Tax Risk. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent changes in regulations may cause some MLPs to be reclassified as corporations. The classification of an MLP as a corporation for United States federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders.
The Fund will accrue deferred income taxes for its future tax liability associated with the difference between the Fund’s tax basis in an MLP security and the fair market value of the MLP security. On December 22, 2017, the Tax Cuts and Jobs Act was signed into law, which, among other things, reduced the top federal income tax rate applicable to the Fund from 35% to 21% and, accordingly, reduced the Fund’s accrual rate for deferred federal income taxes. As a result, the Fund’s deferred tax liability was significantly reduced which in turn resulted in a one time increase in the Fund’s net asset value. Additional changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector companies in which the Fund invests.
Valuation Risk. Market prices generally will not be available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs or MLP-related entities, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund relies on information provided by certain MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund’s portfolio and to determine the tax character of distributions to common shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Energy Income and Growth Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	August 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	August 9, 2018

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	August 9, 2018

* Print the name and title of each signing officer under his or her signature.